UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 21, 2016

 Roka Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

As previously announced, on September 16, 2016, Roka Bioscience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (the “Investors”) pursuant to which the Company offered and sold to the Investors approximately 22,500 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”) and five-year warrants to purchase an aggregate of approximately 32,142,857 shares of the Company’s common stock, par value $0.001 per share (the “Warrants”) at a purchase price of $1,000 per share for a total offering amount of approximately $22,500,000 (the “Offering”). The Warrants are exercisable at issuance at an exercise price equal to $0.70 per share, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the date of issuance.
The Series A Preferred Shares have the rights and preferences set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Company with the Secretary of State of the State of Delaware pursuant to the terms of the Purchase Agreement. Pursuant to the Certificate of Designation, each Series A Preferred Share automatically converts, upon receipt by the Company of Shareholder Approval (as defined in the Purchase Agreement), into shares of the Company’s common stock, par value $0.001 (the “Common Shares”) at a conversion price of $0.70 per share, subject to adjustment in the event of stock splits, dividends or similar transactions. The Series A Preferred Shares are also convertible at the option of each holder from and after the original date of issuance, subject to certain issuance limitations set forth in the Certificate of Designation which is attached hereto as Exhibit 3.1. The Certificate of Designation was filed with the Secretary of State of the State of Delaware on September 21, 2016.

In connection with the Offering, on September 21, 2016, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company will, within thirty (30) days from the date thereof (the “Filing Date”), prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a resale shelf (the “Resale Shelf”) registration statement covering the Investors’ Conversion Shares and Warrant Shares (the “ Registrable Securities”) and shall use its reasonable best efforts to have the Resale Shelf declared effective by the SEC within 30 calendar days of the Filing Date, if the SEC does not review the Resale Shelf, or 90 calendar days of the Filing Date, if the SEC reviews the Resale Shelf (in each case, the applicable “Effectiveness Date”). If the Company fails to meet the Filing Deadline or the Effectiveness Date, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Investors. The Registration Rights Agreement further provides for certain cutbacks in the event the SEC does not permit the filing of a single Resale Shelf covering all of the Registrable Securities and for customary indemnification and contribution provisions.

In connection with the Offering and the signing by the Company and the Investors of the Purchase Agreement, certain stockholders of the Company (the “Stockholders”) each entered into a voting agreement with the Company, each dated September 21, 2016 (each, a “Voting Agreement” and collectively, the “Voting Agreements”). The Voting Agreements provide that the Stockholders will each vote all of their Common Shares in favor of any resolution presented to Company stockholders to approve the issuance of, in the aggregate, more than 19.999% of the number of Common Shares outstanding on the Closing Date (as defined in the Purchase Agreement).

Roth Capital Partners (the “Placement Agent”) acted as the exclusive placement agent in connection with the Offering.

The Company entered into an exclusive engagement letter, as amended (the “Engagement Letter”) with the Placement Agent. The Company has agreed to pay Placement Agent an aggregate fee equal to 8% of the gross proceeds received by the Company from the sale of the securities in the transactions, except that (i) with respect to specified existing shareholders the cash fee equals 1% of the gross proceeds and (ii) with respect to certain specified investors the cash fee equals 4% of the gross proceeds. The Company also agreed to reimburse the Placement Agent for all its reasonable, documented expenses up to $50,000 in the aggregate. Pursuant to the Engagement Letter, the Company also agreed to grant to the Placement Agent or its designees (i) warrants to purchase up to approximately 1,183,429 shares of the Company’s Common Stock at an exercise price equal to $0.70 per share, which contain a cashless exercise feature (the “Series 1 Placement Agent Warrants”) and (ii) warrants to purchase up to approximately 1,183,429 shares of the Company’s Common Stock at an exercise price equal to $0.70 per share, which can only be exercised for cash and include certain specified piggy-back and demand registration rights (the “Series 2 Placement Agent Warrants”). The Company also agreed to pay the Placement Agent a tail fee with respect to any sale of securities to any parties introduced to the Company by the Placement Agent which are consummated prior to January 31, 2017.

The foregoing descriptions of the Certificate of Designation, the Registration Rights Agreement, the Voting Agreement, the Engagement Letter, the Placement Agent Warrants and the terms of the Securities are summaries and are qualified in their entirety by reference to the copies of the relevant corresponding documents, attached hereto as Exhibits 3.1, 10.1, 10.2, 10.3, 4.1 and 4.2 respectively, and incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and Warrant are summaries and are qualified in their entirety by reference to the copies of the relevant corresponding documents, attached as Exhibits 10.1 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed on September 16, 2016 and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.
The information contained in Item 1.01 with respect to the Offering, including the number of securities to be issued, the nature of the transaction and the nature and amount of consideration received by the Company, is incorporated by reference herein. The number of securities to be issued, the nature of the transaction and the nature and amount of consideration received by the Company are described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 3.02.
The Securities issued and sold in the Offering were offered and sold in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) and Rule 506(b) of Regulation D. Each Investor represented that it was an “accredited investor” as defined in Regulation D. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.
Item 3.03.    Material Modifications to Rights of Security Holders
The information concerning the Offering, the Certificate of Designations and the terms, rights, obligations and preferences of the Series A Preferred Stock set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year
The information contained in Item 1.01 with respect to filing of the Certificate of Designation and the Offering is incorporated by reference herein.
Item 8.01.    Other Events.
On September 22, 2016, the Company issued a press release announcing closing of the Offering. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock
4.1	Form of Series 1 Placement Agent Warrant
4.2	Form of Series 2 Placement Agent Warrant
10.1	Registration Rights Agreement, dated September 21, 2016
10.2	Voting Agreement, dated September 21, 2016
10.3	Engagement Letter, dated May 11, 2016, as amended, by and between Roth Capital Partners and the Company.
99.1	Press Release issued by the Company on September 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKA BIOSCIENCE, INC.

Dated: September 22, 2016	By:	/s/ Lars Boesgaard
Name: Lars Boesgaard
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock
4.1	Form of Series 1 Placement Agent Warrant
4.2	Form of Series 2 Placement Agent Warrant
10.1	Registration Rights Agreement, dated September 21, 2016
10.2	Voting Agreement, dated September 21, 2016
10.3	Engagement Letter, dated May 11, 2016, as amended, by and between Roth Capital Partners and the Company.
99.1	Press Release issued by the Company on September 22, 2016